NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1




                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the New South Home Equity Loan Trust 1999-1, and not by or as agent for New South Federal Savings Bank or any of its affiliates (collectively, the "Transferor"). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 1

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                   $440,000,000 (APPROXIMATE) OFFERING AMOUNT

TRANSACTION SUMMARY
----------------- ----------------- ------------- -------------- -------------- --------------- -----------------------
                                                    ESTIMATED      ESTIMATED      ESTIMATED
                                                       WAL         MODIFIED        PAYMENT             EXPECTED
                    APPROXIMATE                      TO CALL       DURATION         WINDOW             RATINGS
 CERTIFICATE(A)         SIZE         COUPON(E)       (YEARS)        (YEARS)        (YEARS)          (MOODY'S/S&P)
----------------- ----------------- ------------- -------------- -------------- --------------- -----------------------
Class A-1          [$105,701,000]   Floating (b)     [0.50]           n/a           [1.00]            Aaa / AAA
Class A-2          [$107,896,000]      Fixed         [1.50]         [1.39]          [1.17]            Aaa / AAA
Class A-3          [$104,428,000]    Fixed (c)       [3.00]         [2.65]          [2.17]            Aaa / AAA
Class A-4          [$46,142,000]     Fixed (c)       [5.00]         [4.11]          [2.00]            Aaa / AAA
Class A-5          [$50,722,824]     Fixed (c)       [7.09]         [5.38]          [1.33]            Aaa / AAA
Class A-6          [$22,000,000]     Fixed (c)       [6.06]         [4.79]          [4.33]            Aaa / AAA
Class A-6IO        [$22,000,000]       IO (d)          n/a           [.98]           n/a               Aaa/AAAr
----------------- ----------------- ------------- -------------- -------------- --------------- -----------------------

Notes:
(a)           The certificates will be priced to the 10% Optional Termination.
(b) The Class A-1 Certificate will bear interest at a variable rate equal to LIBOR plus [__]% per annum subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(c) The Class A-3, A-4, A-5 and A-6 Certificates will bear interest at a fixed rate equal to their respective Pass-Through Rates, in each case, subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(d)           The Class  A-6IO  Certificates  are  interest  only  Certificates.
              Interest on the Class A-6IO will be paid on a notional principal balance equal to the then outstanding principal balance of the Class A-6 Certificates (initially $[ ]) at a Pass-Through Rate of [8.00]% per annum, from the first Distribution Date until the Distribution Date in [May 2001].
(e) The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the Clean-up Call Date.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 2

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                               PRICING INFORMATION


PREPAYMENT PRICING
SPEED ASSUMPTION:                   4% CPR, increasing to 25% CPR over 12 months

DISTRIBUTION DATE:                  The  25th  day of each  month  (or the  next
                                    Business Day thereafter) commencing in June, 1999.

DISTRIBUTION DELAY:                 With  the   exception   of  the   Class  A-1
                                    Certificates, 24 days. With respect to the Class A-1 Certificates, 0 days.

SETTLEMENT (CLOSING) DATE:          On or about May 27, 1999.

CLEAN-UP CALL DATE:                 The  first  Distribution  Date on which  the
                                    aggregate loan balance of the loans has declined to less than 10% of the aggregate loan balance as of the Cut-Off Date.

INTEREST ACCRUAL PERIOD:            With  the   exception   of  the   Class  A-1
                                    Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related
                                    Distribution Date based on a 30/360 day basis.

                                    With respect to any  Distribution  Date, the
                                    Class A-1  Certificates  will be entitled to
                                    interest which has accrued  thereon from the
                                    preceding  Distribution  Date  (or  from the
                                    Settlement  Date in the  case  of the  first
                                    Distribution  Date) to and including the day
                                    prior  to  the  current  Distribution  Date.
                                    Calculations  of  interest  on the Class A-1
                                    Certificates  will be made on an  actual/360
                                    day basis.
PREPAYMENT INTEREST
SHORTFALLS:                         Prepayment  interest  shortfalls not covered
                                    by the  servicing  fee will be allocated pro
                                    rata among all  Classes of  Certificates  on
                                    the  basis  of  their  respective   interest
                                    entitlements.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 3

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                            DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:             New South Home Equity Loan Trust 1999-1

LEAD UNDERWRITER:                PaineWebber Incorporated

CO-UNDERWRITER:                  First Union Capital Markets

SELLER AND SERVICER:             New South Federal Savings Bank

DEPOSITOR:                       PaineWebber Mortgage Acceptance Corporation IV

TRUSTEE:                         The Chase Manhattan Bank

CERTIFICATE INSURER:             AMBAC Assurance Corporation

OFFERING AMOUNT:                 Approximately $440,000,000

STATISTICAL CUT-OFF DATE:        May 1, 1999

CUT-OFF DATE:                    May 1, 1999

STATISTICAL CALCULATION DATE:    The  collateral  described  herein  and  in the
                                 prospectus supplement represents the pool of loans as of the Statistical Calculation Date of May 1, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be at least $440,000,000.

FORM OF OFFERING:                Book-Entry  form,  same-day  funds through DTC,
                                 Euroclear, and CEDEL.

SENIOR CERTIFICATES:             Class A-1,  A-2,  A-3,  A-4, A-5, A-6 and A-6IO
                                 Certificates.

OFFERED CERTIFICATES:            The Senior  Certificates.  The Class X-IO, Z-IO
                                 and the Class R Certificates are not being offered publicly.

DENOMINATIONS:                   Minimum    denominations   of   $[25,000]   and
                                 multiples of $1,000 thereafter.

SERVICING/OTHER FEES:            The  collateral  is subject  to  certain  fees,
                                 including a servicing fee of 0.50% per annum payable monthly, trustee fees and guarantor fees.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 4

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                      DESCRIPTION OF SECURITIES (continued)

ADVANCING BY SERVICER:           The  Servicer is  required to advance  from its
                                 own funds any  delinquent  payments of interest
                                 (not principal)  unless such interest is deemed
                                 to   be   non-recoverable   (the   "Delinquency
                                 Advances").

CREDIT ENHANCEMENT:              The credit enhancement provided for the benefit
                                 of the  Offered  Certificates  consists  of (a)
                                 excess interest, (b) the  Overcollateralization
                                 Amounts  and  (c)  the  Certificate   Insurance
                                 Policy.

    Excess Interest              Because the amount of interest collected on the
                                 loans  for each due  period is  expected  to be
                                 higher than the interest  distributable for the
                                 Certificates for the related Distribution Date,
                                 excess interest will be generated. A portion of
                                 this excess  interest  will be applied  both to
                                 absorb  interest  shortfalls  and to create and
                                 maintain  the  required   Overcollateralization
                                 Target Amount.

    Overcollateralization        On the Closing Date, the  Overcollateralization
                                 Amount  will  equal  zero.  As a result  of the
                                 application of a portion of the excess interest
                                 in  reduction of the  principal  balance of the
                                 Senior     Certificates,     the     applicable
                                 Overcollateralization  Amount  is  expected  to
                                 increase   over  time  until  it  reaches   the
                                 applicable Overcollateralization Target Amount;
                                 however,  subject  to certain  delinquency  and
                                 loan loss tests, the required  percentage level
                                 of   overcollateralization   may   increase  or
                                 decrease over time.  The  Overcollateralization
                                 Amount is the first amount to absorb realized losses on the loans and certain unreimbursed expenses of the Trust Fund.

    Certificate
    Insurance Policy             The   Certificate    Insurer   will   issue   a
                                 Certificate   Guaranty  Insurance  Policy  (the
                                 "Certificate Insurance Policy"), pursuant to which it will irrevocably and unconditionally guaranty payment on each Distribution Date of timely payment of interest and ultimate payment of principal due on the Senior Certificates. A payment by the Certificate Insurer under the Certificate Insurance Policy is referred to herein as an "Insured Payment". The Certificate
                                 Insurer will be entitled to reimbursement from excess interest and the Overcollateralization
                                 Amount for all Insured Payments together with interest thereon.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 5

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                      DESCRIPTION OF SECURITIES (continued)

DISTRIBUTION PRIORITY:           The total of all payments or other  collections
                                 (or advances in lieu  thereof) on or in respect
                                 of  the   loans   (but   excluding   prepayment
                                 premiums),  net of servicing fees, trustee fees
                                 and premium  owed to the  Certificate  Insurer,
                                 that,   together  with  any  insured  payments,
                                 generally will be allocated in the following priority:

                                 i. To pay current interest to the Senior Certificates, paid pro rata;

                                 ii. To pay as principal on the Class A-6 Certificates, up to the Principal Distribution Amount, the Class A-6 Lockout Distribution Amount until the Class A-6 Principal Balance has been reduced to zero;

                                 iii. To pay as principal on the Class A-1 through A-6 Certificates, sequentially, up to the remaining Principal Distribution Amount, until each of their respective Principal Balances are reduced to zero;

                                 The lesser of (a) available funds remaining after priorities i. through iii. above and (b) the Class Z-IO Distribution Amount (the lesser of (a) and (b) is the "Available Turbo Amount") will be allocated as follows:

                                 iv. To reimburse the Certificate Insurer for all Insured Payments made by the Certificate Insurer which have not been repaid, together with interest thereon;

                                 The lesser of (a) the amount of the Available Turbo Amount remaining after priority iv. and
                                 (b) any amount needed to maintain or reach the Overcollateralization Target Amount (the lesser of (a) and (b) is the "Class A Turbo Amount") will be applied as follows:

                                 v. To pay as principal on the Class A-6 Certificates, an amount up to the Class A-6 Lockout Turbo Amount until the Class A-6 Principal Balance has been reduced to zero;

                                 vi. To pay as principal on the Class A-1 through A-6 Certificates, sequentially, until each of their respective Principal Balances are reduced to zero;


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 6

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                      DESCRIPTION OF SECURITIES (continued)

DISTRIBUTION PRIORITY
(continued):                     Available funds  remaining after  priorities i.
                                 through vi. will be allocated as follows:

                                 vii. To pay the Class A-1, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, pro rata, in accordance with their entitlements to such amounts, interest deferred from prior periods due to the imposition of "available funds caps" on their interest rates to the extent currently payable, together with interest on such amounts.

                                 The Principal Distribution Amount represents the amount of principal collected in respect of the loans during the related due period.

CLASS Z-IO
DISTRIBUTION AMOUNT:             With  respect  to  any  Distribution  Date,  an
                                 amount  equal to the lesser of (i) the  product
                                 of (A) the aggregate unpaid  principal  balance
                                 of the loans as of the  beginning  of the prior
                                 calendar month and (B) 1.93% per annum and (ii)
                                 (A) all  interest  accrued  on the loans at the
                                 weighted  average  of the loan  interest  rates
                                 (net of fees  payable to the  servicer  and the
                                 trustee and the  insurance  premium  payable to
                                 the  Certificate  Insurer,  less (B) the  Class
                                 Z-IO  Certificate's   allocable  share  of  any
                                 Prepayment   Interest   Shortfalls   for   such
                                 Distribution Date, and less (C) the aggregate interest accrued on the Senior Certificates for the such Distribution Date determined at the applicable uncapped pass-through rate for such Distribution Date.

AVAILABLE FUNDS CAP:             For any  Distribution  Date, an amount equal to
                                 (i) all  interest  that accrued on the loans at
                                 their  respective  loan interest  rates (net of
                                 fees  payable to the  servicer  and the trustee
                                 and  the  insurance   premium  payable  to  the
                                 Certificate   Insurer)   for  the  related  due
                                 period, less (ii) all interest accrued on the Class A-2 and Class A-6IO Certificates for such
                                 Distribution Date and, less (iii) all interest accrued on the Class A-1, Class A-3, Class A-4,
                                 Class A-5 and Class A-6 Certificates, in each case, only if the uncapped pass-through rate for such class for such Distribution Date is less than or equal to the weighted average of the loan interest rates (net of fees payable to the servicer and the trustee and the insurance premium payable to the Certificate Insurer) for the related due period.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                   PAINEWEBBER                                 7

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                      DESCRIPTION OF SECURITIES (continued)

CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:             For any  Distribution  Date, the product of (i)
                                 the applicable Class A-6 Lockout Percentage and
                                 (ii) the product of (a) the Class A-6 Principal
                                 Balance  divided by the  aggregate  Certificate
                                 Principal Balance of the Senior Certificates immediately prior to such Distribution Date, and (b) the Principal Distribution Amount for the Senior Certificates for such Distribution
                                 Date.

CLASS A-6 LOCKOUT
TURBO AMOUNT:                    For any  Distribution  Date, the product of (i)
                                 the applicable Class A-6 Lockout Percentage and
                                 (ii) the product of (a) the Class A-6 Principal
                                 Balance  divided by the  aggregate  Certificate
                                 Principal Balance of the Senior Certificates immediately prior to such Distribution Date, and (b) the Class A Turbo Amount for such
                                 Distribution Date.

CLASS A-6 LOCKOUT
PERCENTAGE:                      Dates (Periods)              Lockout Percentage
                                 ---------------              ------------------
                                 June 1999 - May 2002  (1-36)             0%
                                 June 2002 - May 2004  (37-60)           45%
                                 June 2004 - May 2005  (61-72)           80%
                                 June 2005 - May 2006  (73-84)          100%
                                 June 2006 and
                                   thereafter          (85-  )          300%

OVERCOLLATERALIZATION
AMOUNT: As of any Distribution Date, the difference between the loan balance of the loans and the aggregate Certificate Principal Balance of the Senior Certificates.

OVERCOLLATERALIZATION
TARGET AMOUNT:                   Prior  to  the  Overcollateralization  Stepdown
                                 Date,  an amount  equal to 3.10% of the Cut-off
                                 Date loan pool principal  balance.  On or after
                                 the  Overcollateralization  Stepdown  Date,  an
                                 amount  generally  equal  to  6.20% of the then
                                 outstanding  aggregate unpaid principal balance
                                 of the Loans  (the "Pool  Principal  Balance").
                                 Such  Overcollateralization  Stepdown Date will
                                 be   no   earlier   than   June,    2002.   The
                                 Overcollateralization    Target    Amount   may
                                 increase or decrease over time and may be modified from time to time by agreement of the Certificate Insurer and the Transferor.


--------------------------------------------------------------------------------
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                                   PAINEWEBBER                                 8

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                      DESCRIPTION OF SECURITIES (continued)

FEDERAL TAX  ASPECTS:            The  Trust   will   consist   of  one  or  more
                                 segregated asset pools (each, a "REMIC") and a grantor trust from which certain payments of interest at the Pass-Through Rates are made.
                                 Each class of the Offered Certificates will represent a "regular interest" in a REMIC and an interest in the grantor trust.

ERISA CONSIDERATION:             All of the Senior  Certificates are expected to
                                 be ERISA eligible.

SMMEA ELIGIBILITY:               The    Certificates    will   NOT    constitute
                                 "mortgage-related  securities"  for purposes of
                                 SMMEA.

PROSPECTUS:                      The  Certificates are being offered pursuant to
                                 a  Prospectus   which   includes  a  Prospectus
                                 Supplement   (together,    the   "Prospectus").
                                 Complete   information   with  respect  to  the
                                 Certificates  and the loans is contained in the
                                 Prospectus.  The material  presented  herein is
                                 qualified  in its  entirety by the  information
                                 appearing in the Prospectus. To the extent that
                                 the   foregoing   is   inconsistent   with  the
                                 Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


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                                   PAINEWEBBER                                 9

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                         BOND SENSITIVITY TO PREPAYMENTS


--------------------------------------------------------------------------------------------------------------
CLASS A-1 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                       3.95         0.85        0.63        0.50         0.41        0.35
First Principal Payment                   06/99        06/99       06/99       06/99        06/99       06/99
Last Principal Payment                    05/07        01/01       08/00       05/00        03/00       01/00
Principal Window (years)                   8.00         1.67        1.25        1.00         0.83        0.67
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-2 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.33         2.77        1.94        1.50         1.22        1.02
Yield @ 100.00                            6.20%        6.09%       6.03%       5.96%        5.90%       5.83%
Modified Duration                          7.42         2.47        1.78        1.39         1.14        0.96
First Principal Payment                   05/07        01/01       08/00       05/00        03/00       01/00
Last Principal Payment                    11/10        06/03       03/02       06/01        02/01       10/00
Principal Window (years)                   3.58         2.50        1.67        1.17         1.00        0.83
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-3 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      15.07         5.89        4.03        3.00         2.35        1.94
Yield @ 100.00                            6.42%        6.38%       6.34%       6.30%        6.26%       6.23%
Modified Duration                          9.34         4.74        3.44        2.65         2.12        1.77
First Principal Payment                   11/10        06/03       03/02       06/01        02/01       10/00
Last Principal Payment                    12/19        10/07       01/05       07/03        08/02       12/01
Principal Window (years)                   9.17         4.42        2.92        2.17         1.58        1.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-4 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      23.26         9.89        6.85        5.00         3.88        3.05
Yield @ 100.00                            6.86%        6.83%       6.81%       6.79%        6.76%       6.73%
Modified Duration                         11.35         6.98        5.30        4.11         3.31        2.67
First Principal Payment                   12/19        10/07       01/05       07/03        08/02       12/01
Last Principal Payment                    12/24        09/10       11/07       06/05        01/04       02/03
Principal Window (years)                   5.08         3.00        2.92        2.00         1.50        1.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                10

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                   BOND SENSITIVITY TO PREPAYMENTS (continued)


--------------------------------------------------------------------------------------------------------------
CLASS A-5 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      27.43        14.88       11.44        8.86         6.86        5.33
Yield @ 100.00                            7.28%        7.32%       7.31%       7.32%        7.30%       7.27%
Modified Duration                         11.62         8.74        7.48        6.27         5.17        4.23
First Principal Payment                   12/24        09/10       11/07       06/05        01/04       02/03
Last Principal Payment                    07/28        05/24       08/18       05/14        07/11       11/09
Principal Window (years)                   3.67        13.75       10.83        9.00         7.58        6.83
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6 (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.18         7.41        6.79        6.34         5.99        5.70
Yield @ 100.00                            6.77%        6.76%       6.75%       6.76%        6.79%       6.82%
Modified Duration                          7.01         5.58        5.22        4.95         4.73        4.55
First Principal Payment                   06/02        06/02       06/02       06/02        07/02       07/02
Last Principal Payment                    05/28        01/23       09/17       10/13        11/10       09/09
Principal Window (years)                  26.00        20.67       15.33       11.42         8.42        7.25
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6IO (to maturity)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Yield @ 14.33307                          7.00%        7.00%       7.00%       7.00%        7.00%       7.00%
Modified Duration                          0.98         0.98        0.98        0.98         0.98        0.98
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                11

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


                   BOND SENSITIVITY TO PREPAYMENTS (continued)


--------------------------------------------------------------------------------------------------------------
CLASS A-5 (to call)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.26        11.77        9.46        7.09         5.55        4.47
Yield @ par                               7.28%        7.26%       7.25%       7.23%        7.21%       7.19%
Modified Duration                         11.45         7.69        6.64        5.38         4.43        3.70
First Principal Payment                   12/24        09/10       11/07       06/05        01/04       02/03
Last Principal Payment                    09/25        03/11       12/08       09/06        03/05       02/04
Principal Window (years)                   0.83         0.58        1.17        1.33         1.25        1.08
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
CLASS A-6 (to call)
--------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%          50%         75%        100%         125%        150%
--------------------------------------------------------------------------------------------------------------
Average Life (years)                      10.18         7.39        6.73        6.06         5.24        4.50
Yield @ par                               6.77%        6.75%       6.75%       6.74%        6.73%       6.72%
Modified Duration                          7.01         5.57        5.19        4.79         4.27        3.77
First Principal Payment                   06/02        06/02       06/02       06/02        07/02       07/02
Last Principal Payment                    09/25        03/11       12/08       09/06        03/05       02/04
Principal Window (years)                  23.33         8.83        6.58        4.33         2.75        1.67
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
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       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                12

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS

Preliminary Characteristics of the Statistical Pool of Home Equity Loans as of 05/01/99

Total Number of Loans:                                                    7,839
Total Outstanding Loan Balance:                                    $436,889,824
       Balloon (% of Total):                                             12.85%
       Level Pay (% of Total):                                           87.15%
Average Loan Principal Balance:                                         $55,733
Minimum Loan Balance:                                                    $1,844
Maximum Loan Balance:                                                  $647,210
Weighted Average CLTV:                                                   80.30%
Weighted Average Coupon:                                                  9.70%
Weighted Average Remaining Term to Maturity (months):
                                                                            240
Weighted Average Seasoning (months):                                         10
Weighted Average Original Term (months):                                    250



Note: All of the above summary information ignores ZERO values, the weighted averages may not reflect all loans in the pool.



--------------------------------------------------------------------------------
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       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                13

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------


--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

State                                                Alabama         2,657      136,749,429      31.30
                                                   Louisiana         1,404       69,818,613      15.98
                                                   Tennessee           905       57,555,028      13.17
                                                     Florida           607       36,576,418       8.37
                                                 Mississippi           802       36,147,151       8.27
                                                     Georgia           458       27,093,557       6.20
                                                    Arkansas           203       11,096,012       2.54
                                              North Carolina           116        8,966,072       2.05
                                                    Illinois            73        7,300,905       1.67
                                                        Ohio            89        6,671,603       1.53
                                                    Virginia            92        5,667,040       1.30
                                                       Texas            60        5,472,548       1.25
                                              South Carolina            95        5,297,649       1.21
                                               Massachusetts            27        4,769,437       1.09
                                                    Kentucky            52        2,924,289       0.67
                                                     Indiana            42        2,659,830       0.61
                                                  California            23        2,291,083       0.52
                                                 Connecticut            15        1,704,478       0.39
                                                    New York            16        1,287,554       0.29
                                                  New Jersey             8        1,133,392       0.26
                                                  Washington            12          834,960       0.19
                                                     Arizona             9          710,110       0.16
                                                    Colorado            11          433,026       0.10
                                                   Wisconsin             6          430,241       0.10
                                                      Oregon             3          409,978       0.09
                                                    Missouri             8          404,632       0.09
                                                    Michigan             8          361,313       0.08
                                               West Virginia             9          352,386       0.08
                                                  New Mexico             6          269,738       0.06
                                                    Oklahoma             4          258,699       0.06
                                                      Kansas             2          257,980       0.06
                                                      Nevada             4          235,690       0.05
                                                   Minnesota             5          207,947       0.05
                                                Rhode Island             1          158,644       0.04
                                                        Utah             2          154,793       0.04
                                                Pennsylvania             2          102,003       0.02
                                                    Maryland             1           67,711       0.02
                                                    Delaware             1           29,842       0.01
                                                       Idaho             1           28,044       0.01
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                14

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Combined LTV                               10.001 -  15.000%             5          151,669       0.03
                                           15.001 -  20.000%            13          364,609       0.08
                                           20.001 -  25.000%            24          487,141       0.11
                                           25.001 -  30.000%            27          741,155       0.17
                                           30.001 -  35.000%            49        1,462,562       0.33
                                           35.001 -  40.000%            63        1,997,353       0.46
                                           40.001 -  45.000%           102        3,841,895       0.88
                                           45.001 -  50.000%           135        5,358,966       1.23
                                           50.001 -  55.000%           148        6,634,063       1.52
                                           55.001 -  60.000%           218        9,787,902       2.24
                                           60.001 -  65.000%           300       16,748,904       3.83
                                           65.001 -  70.000%           445       23,110,951       5.29
                                           70.001 -  75.000%           759       43,542,801       9.97
                                           75.001 -  80.000%         1,606      105,363,065      24.12
                                           80.001 -  85.000%         1,451       84,385,484      19.32
                                           85.001 -  90.000%         1,226       79,900,517      18.29
                                           90.001 -  95.000%           344       18,750,535       4.29
                                           95.001 - 100.000%           864       31,387,618       7.18
                                          100.001 - 105.000%            60        2,872,636       0.66
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Current Coupon                               6.001 -  7.000%           108        5,618,622       1.29
                                             7.001 -  8.000%           337       21,762,924       4.98
                                             8.001 -  9.000%         1,606      106,615,932      24.40
                                             9.001 - 10.000%         2,440      149,616,163      34.25
                                            10.001 - 11.000%         2,131      108,048,847      24.73
                                            11.001 - 12.000%           846       33,695,129       7.71
                                            12.001 - 13.000%           271        8,413,664       1.93
                                            13.001 - 14.000%            68        2,146,381       0.49
                                            14.001 - 15.000%            20          641,503       0.15
                                            15.001 - 16.000%            10          270,738       0.06
                                            16.001 - 17.000%             2           59,921       0.01
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                15

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Current Balance                             $0 -    0,000.00            87          699,287       0.16
                                      10,000.01 -  15,000.00           296        3,838,052       0.88
                                      15,000.01 -  20,000.00           442        7,836,962       1.79
                                      20,000.01 -  30,000.00         1,198       30,336,735       6.94
                                      30,000.01 -  40,000.00         1,269       44,630,560      10.22
                                      40,000.01 -  50,000.00         1,148       51,836,991      11.87
                                      50,000.01 - 100,000.00         2,602      177,166,695      40.55
                                     100,000.01 - 250,000.00           741      101,973,952      23.34
                                     250,000.01 - 500,000.00            54       17,375,250       3.98
                                     500,000.01 - 1M                     2        1,195,340       0.27
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)      POOL%

Lien Type                                         First Lien         6,455      400,503,846      91.67
                                                 Second Lien         1,384       36,385,979       8.33
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Property Type                                  Single Family         7,054      402,546,634      92.14
                                        Manufactured Housing           709       27,460,862       6.29
                                                  Town House            61        5,727,557       1.31
                                          Two to Four Family             9          947,563       0.22
                                                 Condominium             6          207,208       0.05
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)  POOL (%)

Seasoning (months)                                   0 -   6         3,094      169,991,667      38.91
                                                     6+ - 12         2,327      146,226,387      33.47
                                                    12+ - 18         1,370       72,580,196      16.61
                                                    18+ - 24           610       29,780,044       6.82
                                                     Over 24           438       18,311,531       4.19
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                16

                     NEW SOUTH HOME EQUITY LOAN TRUST 1999-1
                     ---------------------------------------

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
          OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF HOME EQUITY LOANS (continued)

-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Remain Term                                      Up to 5 Yrs            86        1,408,597       0.32
                                                 5+ - 10 Yrs           890       48,733,250      11.15
                                                10+ - 15 Yrs         3,871      169,159,752      38.72
                                                15+ - 18 Yrs            35        1,664,923       0.38
                                                18+ - 20 Yrs           757       40,470,435       9.26
                                                20+ - 25 Yrs           128        5,166,824       1.18
                                                25+ - 30 Yrs         2,072      170,286,044      38.98
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
AGGREGATE FIELD                                  DESCRIPTION         COUNT      BALANCE ($)   POOL (%)

Occupancy                                            Primary         7,536      420,691,154      96.29
                                                    Investor           137        8,205,291       1.88
                                                   Secondary           166        7,993,380       1.83
                                                                  --------  ---------------  ---------
                                                                     7,839     $436,889,824    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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       DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL
                              ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                   PAINEWEBBER                                17